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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 11, 1997

                           THE COOPER COMPANIES, INC.

             (Exact name of registrant as specified in its charter)



        Delaware                        1-8597                         94-2657368
(State or other jurisdiction      (Commission File Number)     (IRS Employer Identification No.)
     of incorporation)

       6140 Stoneridge Mall Road, Suite 590, Pleasanton, California 94588
                    (Address of principal executive offices)

                                 (510) 460-3600
              (Registrant's telephone number, including area code)

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ITEM 5.        OTHER EVENTS.

On December 11, 1997, The Cooper Companies, Inc. (the "Company") issued a press release announcing its fourth quarter and fiscal year 1997 financial results. This release is filed as an exhibit hereto and is incorporated by reference herein.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

               (c) Exhibits.

Exhibit
  No.      Description
-------    -------------
 99.1      Press Release dated December 11, 1997 of The Cooper Companies, Inc.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         THE COOPER COMPANIES, INC.

                                         By  /s/ Stephen C. Whiteford
                                             -----------------------------
                                                 Stephen C. Whiteford
                                                 Vice President and
                                                 Corporate Controller
                                                 (Principal Accounting Officer)

Dated:  December 12, 1997



                               STATEMENT OF DIFFERENCES
     The British pound sterling sign shall be expressed as ..................'L'

                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
  No.    Description                                               Numbered Page
  99.1    Press Release dated December 11, 1997 of The Cooper
          Companies, Inc.